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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                  June 14, 2002
                Date of Report (Date of earliest event reported)

                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                                          04-1933106
(State of incorporation)                    (I.R.S. Employer Identification No.)

          941 Grinnell Street, Fall River, Massachusetts 02721
                (Address of principal executive offices)

                                 (508) 678-1951
          (Registrant's telephone number, including area code)





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Item 4. Changes in Registrant's Certifying Accountant

(a) Previous independent accountants

(i) On June 14, 2002, the Audit Committee of the Board of Directors of Quaker Fabric Corporation (the "Company" and the "Registrant") dismissed its independent accountants, Arthur Andersen LLP ("Andersen"). The Registrant's Audit Committee is responsible for the selection and replacement of the Company's independent accountants. The decision to change accountants is not a reflection of Andersen's capabilities, commitment or quality of service to the Company. During its term as the Company's independent accountants, Andersen exhibited the highest degree of professionalism and quality of service.

(ii) The reports of Andersen on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through June 14, 2002, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through June 14, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 17, 2002, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants

(i) The Registrant engaged PricewaterhouseCoopers LLP ("PWC") as its new independent accountants as of June 14, 2002. During the two most recent fiscal years and through June 14, 2002, the Registrant has not consulted with PWC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that PWC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.





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Item 7. Financial Statements and Exhibits

(c) Exhibits

16 Letter from Arthur Andersen LLP to the Office of the Chief Accountant of the Securities and Exchange Commission, dated June 17, 2002.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                            QUAKER FABRIC CORPORATION




Date:  June 19, 2002                      By:   /s/   Paul J. Kelly
       ---------------------------             ---------------------------------
                                                      Paul J. Kelly
                                                Vice President - Finance
                                                     and Treasurer